UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

MYCOTOPIA THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56022	87-0645794
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

1 SE 2nd St, STE 2000

Miami, FL 33131

(Address of Principal Executive Offices)

(954) 233-3511

(Registrant's Telephone Number including Area Code)

18851 NE 29th Ave., Suite 700

Aventura, Florida 33180

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2022, Mycotopia Therapies Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement” whereby the Company will merge with a wholly owned subsidiary of PSLY.com. Simultaneously E,iVentures, Inc. (“E.i”) will merge with a separate wholly owned subsidiary of PSLY.com.

At closing each share of common stock of the Company, par value $.001 per share (the “Company Common Stock”), issued and outstanding immediately prior to the effective time of the merger shall be converted into the right to receive 0.25 fully paid and nonassessable share of PSLY.com Common Stock.

At Closing each share of common stock of E.i will be convertible into the right receive a number of PSLY.com Common Stock equal to (i) the sum of $360,000,000 (Three Hundred Sixty Million Dollars) (ii) divided by $1.56, the result of which is divided by (iii) the product of the total number of shares of EVI Common Stock then issued and outstanding times four (4).

The closing of the Merger will take place as soon as practicable (and, in any event, within two (2) Business Days) after satisfaction of all conditions to the Mergers.

The description of the transaction is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 10.1

Item 7.01 Regulation FD Disclosure.

On May 19, 2022, the Company and E.iVentures, Inc. issued a joint press release announcing the Agreement and Plan of Merger. A copy of the press release is attached hereto as exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements And Exhibits

Exhibit No.	Description
10.1	Agreement and Plan of Merger
99.1	Press Release Announcing Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mycotopia Therapies, Inc. (the “Registrant”)
a Nevada corporation

Date: May 19, 2022	By:	/s/Ben Kaplan
Name: Ben Kaplan
Title: Chief Executive Officer and Principal Accounting Officer